UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2007

————————————

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

————————————

Bermuda	001-33606	98-0501001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 278-9000

Not Applicable
(Former name or former address, if changed since last report)

————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                        Entry into a Material Definitive Agreement.

Effective as of December 21, 2007, Validus Holdings, Ltd. (the “Company”) has entered into an amendment to all of its outstanding warrants providing that, in lieu of receiving an anti-dilution adjustment in the event of the payment of a dividend or distribution on the Company’s common shares (other than in the form of additional common shares), warrant holders will receive the same dividend or distribution as the Company makes to holders of the common shares pro rated based on the number of common shares for which such warrants are then exercisable.

A copy of the form of amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01                       Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is  furnishedherewith:

Exhibit No.	Description
10.1	Form of Amendment to Warrants of Validus Holdings, Ltd. dated as of December 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2007

VALIDUS HOLDINGS, LTD. (Registrant)

By: /s/ Joseph E. (Jeff) Consolino Name: Joseph E. (Jeff) Consolino Title: Executive Vice President & Chief Financial Officer